                                                                    EXHIBIT 10.6

Upon recordation, return to:
Marvin W. Ehrlich, Esq.
Greenberg Traurig, LLP
1750 Tysons Boulevard
Suite 1200
McLean, VA 22102

        Wells Fargo Bank, N.A., as trustee for the registered holders of
          LB-UBS Commercial Mortgage Trust 2004-C4, Commercial Mortgage
                    Pass-Through Certificates, Series 2004-C4

                                   ----------

                                 LOAN ASSUMPTION

                                       AND

                             SUBSTITUTION AGREEMENT

                                   ----------

                          Date: As of September 8, 2006

                                   ----------

                   LOAN ASSUMPTION AND SUBSTITUTION AGREEMENT
                   ------------------------------------------

     THIS LOAN ASSUMPTION AND SUBSTITUTION AGREEMENT (this "AGREEMENT") is made and entered into as of September 8, 2006, by and among ARGO Orchard Ridge, LC, a Maryland limited liability company ("ARGO") and FOULGER LAND ORCHARD RIDGE 2006, LLC, a Maryland limited liability company ("FOULGER LAND"), as tenants-in-common, having an address of c/o Columbia Equity Trust, Inc., 1750 H Street, NW, Suite 500, Washington, DC 20006, Attention: Oliver T. Carr, III ("ASSUMING BORROWER"), Columbia Equity, LP, a Virginia limited partnership having an address at 1750 H Street, NW, Suite 500, Washington, DC 20006,
Attention: Oliver T. Carr, III (individually and collectively, if more than one, "ASSUMING INDEMNITOR"), ARGO Orchard Ridge, LC, a Maryland limited liability company and Foulger Land Limited Partnership, a Virginia limited partnership ("FOULGER"), as tenants-in-common, having an address at 9600 Blackwell Road, Suite 200, Rockville, MD 20850 (collectively, the "ORIGINAL BORROWER"), and Clayton Foulger, an individual resident of the State of Maryland, having an address at 11101 Piney Meeting House Road, Potomac, MD 20854 and Bryant Foulger, an individual resident of the State of Maryland, having an address at 11105 Piney Meeting House Road, Potomac, MD 20854, John Austin, an individual resident of the Commonwealth of Virginia whose address is 2836 Linden Lane, Falls Church, Virginia 22042, Richard Perlmutter, an individual resident of the State of Maryland, having an address at 11113 Crippelgate Road, Potomac, MD 20854, and Brent Pratt, an individual resident of the State of Maryland, having an address at 11113 Piney Meeting House Road, Potomac, MD 20854 (individually and collectively, if more than one, "ORIGINAL INDEMNITOR") in favor of Wells Fargo Bank, N.A., as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2004-C4, Commercial Mortgage Pass-Through Certificates, Series 2004-C4, whose mailing address is c/o Wachovia Securities, Commercial Real Estate Services, 8739 Research Drive-URP4, Charlotte, NC 28288-1075 (28262-1075 for overnight deliveries), Attn: Portfolio Manager ("LENDER").

                                    RECITALS
                                    --------

     A. All First Bank ("ALL FIRST"), made a loan to Original Borrower in the original principal amount of $11,390,000.00 (the "LOAN"), which was increased to $15,500,000.00, amended and restated on May 7, 2004 pursuant to the Loan Documents (as hereinafter defined) in favor of UBS Real Estate Investments, Inc., (the "ORIGINAL LENDER"). The Loan is evidenced and secured by the following documents executed in favor of Original Lender by Original Borrower and Original Indemnitor:

     (1) Amended and Restated Deed of Trust Note dated May 7, 2004, payable by Original Borrower to Original Lender in the principal amount of $15,500,000.00 (the "NOTE");

     (2) Amended and Restated Deed of Trust, Assignment of Leases and Rents and Security Agreement, dated May 7, 2004 granted by Original Borrower to Sarah Eckert Webb and Terrence M. Sullivan, as Trustee for the benefit of Original Lender recorded in Book 27286, Page 095, in the real estate records of

          Montgomery County, MD ("RECORDER'S OFFICE") (the "MORTGAGE");

     (3) Assignment of Leases and Rents of even date with the Note granted by Original Borrower to Original Lender, recorded in Book 27286, Page 170 in the Recorder's Office (the "ASSIGNMENT");

     (4) UCC-1 financing statements with Original Borrower as debtor and Original Lender as secured party, filed with the Recorder's Office on May 10, 2004 in Liber 27286, Folio 200, assigned March 31, 2005 in Liber 29573, Folio 69 and filed with the Department of Assessments and Taxation of the State of Maryland. on May 12, 2004 as Lien Number 181191059 and the Virginia State Corporation Commission on May 12, 2004 as File Number 04-05-12-7322-2;

     (5) Indemnity and Guaranty Agreement by and between Original Indemnitor and Original Lender of even date with the Note (the "INDEMNITY AGREEMENT");

     (6) Hazardous Substances Indemnity Agreement by and among Original Borrower, Original Indemnitor and Original Lender of even date with the Note (the "ENVIRONMENTAL INDEMNITY AGREEMENT');

     (7) Assignment of Warranties and Other Contract Rights from Original Borrower to Original Lender of even date with the Note; and

     (8) Cash Management Agreement by and among Original Borrower, Original Lender and FP-Argo Management II, LC of even date with the Note.

     (9) First Amendment to Cash Management Agreement by and among Assuming Borrower, Lender and Columbia Equity Services, LLC of even date herewith.

The foregoing documents, together with any and all other documents executed by Original Borrower and/or Original Indemnitor in connection with the Loan, are collectively called the "LOAN DOCUMENTS." As used herein, the term "ASSUMING OBLIGORS" shall mean Assuming Borrower and Assuming Indemnitor; and the term "ORIGINAL OBLIGORS" shall mean Original Borrower and Original Indemnitor.

     B. Original Lender assigned, sold and transferred its interest in the Loan and all Loan Documents to Lender and Lender is the current holder of all of Original Lender's interest in the Loan and Loan Documents.

     C. Original Borrower continues to be the owner of the Property (as defined below).

     D. Pursuant to that certain Agreement of Purchase and Sale dated April 25, 2006 (as amended and as assigned to Assuming Borrower, the "SALES AGREEMENT"), Sellers (as defined in the Sales Agreement) agreed to sell, and Assuming Borrower agreed to purchase, Seller's ownership interests in entities that own that certain real property more particularly described on EXHIBIT A attached
                                                          ---------
hereto, together with all other property encumbered by the Mortgage and the other Loan Documents (collectively, the "PROPERTY"). The Sales Agreement requires that the

Assuming Borrower assume the Loan and the obligations of Original Borrower under the Loan Documents, and conditions the closing of the transactions contemplated by the Sales Agreement, which include the transfer of the Beneficial ownership of the Original Borrower to the Assuming Borrower (collectively, the "TRANSACTIONS") upon the Lender's consent to the Transactions and the assumption of the Loan.

     E. Pursuant to Section 13 of the Mortgage, any sale or transfer of the Property and certain direct and indirect interests therein requires the Lender's prior written consent. Original Borrower and Assuming Borrower have requested that Lender consent to the Transactions, subject to the Mortgage and the other Loan Documents, and to the assumption by Assuming Borrower of the Loan and the assumption by Assuming Obligors of the obligations of Original Obligors under the Loan Documents, to the extent set forth herein (the "ASSUMPTION").

     F. Lender is willing to consent to the Transactions, subject to the Mortgage and the other Loan Documents, and to the Assumption on and subject to the terms and conditions set forth in this Agreement and in the Mortgage and in the other Loan Documents.

     G. Lender, Original Obligors and Assuming Obligors by their respective executions hereof, evidence their consent to the Transactions and the Assumption as hereinafter set forth.

                             STATEMENT OF AGREEMENT
                             ----------------------

     In consideration of the mutual covenants and agreements set forth herein, the parties hereto hereby agree as follows:

     1. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ORIGINAL OBLIGORS, RELEASE
        ------------------------------------------------------------------------
OF LENDER.
----------

          (a) Original Obligors hereby represent to Lender, as of the date hereof, that (i) simultaneously with the execution and delivery hereof, Original Borrower has conveyed and transferred beneficial ownership of the Property to Assuming Borrower; (ii) simultaneously with the execution and delivery hereof, Original Borrower has assigned and transferred to Assuming Borrower title to all leases, tenancies, security deposits and prorated rents of the Property in effect as of the date hereof ("LEASES") retaining no rights therein or thereto;
(iii) Original Borrower has not received a mortgage from Assuming Borrower encumbering the Property to secure the payment of any sums due Original Borrower or obligations to be performed by Assuming Borrower; (iv) except as may otherwise be permitted pursuant to the Loan Documents, the Mortgage is a valid first lien on the Property for the full unpaid principal amount of the Loan and all other amounts as stated therein; (v) no Event of Default (as defined in the Mortgage) has occurred and is continuing; (vi) there are no defenses, set-offs or rights of defense, set-off or counterclaim whether legal, equitable or otherwise to the obligations evidenced by or set forth in the Loan Documents;
(vii) all provisions of the Loan Documents are in full force and effect, except as modified herein; (viii) except as may otherwise be permitted pursuant to the Loan Documents, there are no subordinate liens of any kind covering or relating to the Property nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received; and (ix) the representations and warranties made by Original Obligors in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents, including, without limitation, all representations and warranties with respect to environmental matters, are true, on and as of the date hereof, with the same force and effect as if made on and as of the date hereof.

          (b) Original Obligors hereby covenant and agree that: (i) from and after the date hereof, Lender may deal solely with Assuming Obligors in all matters relating to the Loan, the Loan Documents, and the Property; (ii) they shall not at any time hereafter take (x) a mortgage or other lien encumbering the Property or (y) a pledge of direct or indirect interests in Assuming Borrower from Assuming Obligors to secure any sums to be paid or obligations to be performed by Assuming Obligors so long as any portion of the Loan remains unpaid; and (iii) Lender has no further duty or obligation of any nature relating to this Loan or the Loan Documents to Original Obligors. Original Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

     2. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF ASSUMING OBLIGORS.
        ----------------------------------------------------------------

          (a) Assuming Obligors hereby represent and warrant to Lender, as of the date hereof, that: (i) simultaneously with the execution and delivery hereof, Assuming Borrower has purchased from Original Borrower the beneficial ownership of the Property, and has accepted Original Borrower's assignment of the Leases; (ii) Assuming Borrower has assumed the performance of Original Borrower's obligations under the Leases from and after the date hereof; (iii) Assuming Borrower has not granted to Original Borrower (x) a mortgage or other lien upon the Property or (y) a pledge of direct or indirect interests in the Assuming Borrower to secure any debt or obligations owed to Original Borrower;
(iv) to the knowledge of Assuming Obligors, no Default or Event of Default has occurred or is continuing; (v) to the knowledge of Assuming Obligors, all provisions of the Loan Documents, as herein modified, are in full force and effect; (vi) to the knowledge of Assuming Obligors, the representations and warranties made in the Loan Documents or in any other documents or instruments delivered in connection with the Loan Documents are true, on and as of the date hereof; and (vii) Assuming Obligors have reviewed all of the Loan Documents and consent to the terms thereof.

          (b) Assuming Borrower shall not hereafter, without Lender's prior consent in accordance with the terms of the Loan Documents, further encumber the Property or sell or transfer the Property or any interest therein, except as may be specifically permitted in the Loan Documents. Assuming Obligors have no knowledge that any of the representations and warranties made by the Original Obligors herein are untrue, incomplete, or incorrect.

          (c) Assuming Indemnitor hereby represents and warrants to the Lender that Assuming Indemnitor is an affiliate of the Assuming Borrower and Assuming Indemnitor will derive substantial economic benefit from the Lender's consent to the Assumption. The Assuming Indemnitor hereby acknowledges and agrees that the Assuming Indemnitor has executed this Agreement and agreed to be bound by the covenants and agreements set forth herein in order to induce the Lender to consent to the transaction described herein. Accordingly, the Assuming Indemnitor acknowledges that the Lender would not consent to the transaction described herein without the execution and delivery by the Assuming Indemnitor of this Agreement.

Assuming Obligors understand and intend that Lender shall rely on the representations, warranties and covenants contained herein.

     3. ASSUMPTION OF OBLIGATIONS OF BORROWER. Assuming Borrower hereby assumes
        --------------------------------------
the Debt (as defined in the Mortgage) and Assuming Borrower hereby assumes all the other obligations of Original Borrower of every type and nature set forth in the Loan Documents in accordance with their respective terms and conditions, as the same may be modified by this Agreement. Assuming Borrower further agrees to abide by and be bound by all of the terms of the Loan Documents applicable to the "Borrower", "Assignor" or "Trustor" (as applicable), in accordance with their respective terms and conditions, including but not limited to, the representations, warranties, covenants, assurances and indemnifications therein, all as though each of the Loan Documents had been made, executed, and delivered by Assuming Borrower. Assuming Borrower agrees to pay when and as due all sums due under the Note and agrees to pay, perform, and discharge each and every other obligation of payment and performance of the "Borrower", "Assignor" or "Trustor" (as applicable) pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided. Assuming Borrower hereby acknowledges, agrees and warrants that (i) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, which would enable Assuming Borrower to avoid or delay timely performance of its obligations under the Loan Documents, as applicable; and (ii) there are no monetary encumbrances or liens of any kind or nature against the Property except those created by the Loan Documents, and all rights, priorities, titles, liens and equities securing the payment of the Note are expressly recognized as valid and are in all things renewed, continued and preserved in force to secure payment of the Note, except as amended herein.

     4. ASSUMPTION OF THE OBLIGATIONS OF THE INDEMNITOR UNDER THE INDEMNITY
        -------------------------------------------------------------------
AGREEMENT AND ENVIRONMENTAL INDEMNITY AGREEMENT; SUBSTITUTION OF INDEMNITOR.
----------------------------------------------------------------------------
From and after the date of this Agreement, the Assuming Indemnitor shall be obligated and responsible for the performance of each and all of the obligations and agreements of the "Indemnitor", "Guarantor" and/or "Principal" (collectively referred to herein as "INDEMNITOR") under the Indemnity Agreement, the Environmental Indemnity Agreement and the other Loan Documents to which Original Indemnitor is a party, and the Assuming Indemnitor shall be liable and responsible for each and all of the liabilities of the Indemnitor thereunder, and shall be substituted in lieu of and in place of the Original Indemnitor, as fully and completely as if the Assuming Indemnitor had originally executed and delivered such Loan Documents as the Indemnitor thereunder, including, without limitation, all of those obligations, agreements and liabilities which would have, but for the provisions of this Agreement, been the obligations, agreements and liabilities of the Original Indemnitor, without regard to when such obligations, agreements and liabilities arise, accrue or have arisen or accrued, and without regard to the Indemnitor then responsible or liable therefor at the time of such accrual. From and after the date hereof, the Assuming Indemnitor further agrees to abide by and be bound by all of the terms of the Loan Documents having reference to the Indemnitor, all as though each of the Loan Documents to which the Original Indemnitor is a party had been made, executed, and delivered by the Assuming Indemnitor as the Indemnitor. From and after the date hereof, the Assuming Indemnitor hereby agrees to pay, perform, and discharge each and every obligation of payment and performance of the Indemnitor under, pursuant to and as set forth in the Loan Documents at the time, in the manner and otherwise in all respects as therein provided. With respect to the Environmental Indemnity Agreement, the liability of Assuming Indemnitor shall be joint and several with that of the Assuming Borrower.

     5. NOTICES TO INDEMNITOR. Without amending, modifying or otherwise
        ----------------------
affecting the provisions of the Loan Documents except as expressly set forth herein, the Lender shall, from and after the date of this Agreement, deliver any notices to the Indemnitor which are required to be delivered pursuant to the Loan Documents, or are otherwise delivered by the Lender thereunder at Lender's sole discretion, to the Assuming Indemnitor's address set forth above.

     6. CONSENT TO TRANSACTIONS, ASSUMPTION AND SUBSTITUTION OF INDEMNITOR;
        -------------------------------------------------------------------
RELEASE OF ORIGINAL OBLIGORS. Subject to the terms and conditions set forth in
-----------------------------
this Agreement, Lender consents to: (a) the Transactions, subject to the Mortgage and the other Loan Documents; (b) the assumption by Assuming Borrower of the Loan and the obligations of Original Borrower under the Loan Documents; and (c) the assumption by Assuming Indemnitor of the obligations of the Original Indemnitor under the Loan Documents. Original Obligors are hereby released from any liability to Lender under any and all of the Loan Documents first arising or accruing subsequent to the Assumption. Lender's consent to such transfer and Assumption shall, however, not constitute its consent to any subsequent transfers of the Property. Original Obligors hereby acknowledge and agree that the foregoing release shall not be construed to release Original Obligors from any personal liability under the Note or any of the other Loan Documents for any act or event occurring or obligation arising prior to or simultaneously with the closing of the transaction described herein.

     7. RELEASE AND COVENANT NOT TO SUE. Original Obligors and Assuming
        --------------------------------
Obligors, on behalf of themselves and their heirs, successors and assigns, hereby release and forever discharge Lender, any trustee of the Loan, any servicer of the Loan, each of their respective predecessors in interest and successors and assigns, together with the officers, directors, partners, employees, investors, certificate holders and agents of each of the foregoing (collectively, the "LENDER PARTIES"), from all debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, claims, damages, judgments, executions, actions, inactions, liabilities demands or causes of action of any nature, at law or in equity, known or unknown, which Original Obligors and Assuming Obligors now have by reason of any cause, matter, or thing through and including the date hereof, including, without limitation, matters arising out of or relating to: (a) the Loan, including, without limitation, its funding, administration and servicing;
(b) the Loan Documents; (c) the Property; (d) any reserve and/or escrow balances held by Lender or any servicers of the Loan; or (e) Transactions, Original Obligors and Assuming Obligors, on behalf of themselves and their heirs, successors and assigns, covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against any of the Lender Parties by reason of or in connection with any of the foregoing matters, claims or causes of action.

     8. ACKNOWLEDGMENT OF INDEBTEDNESS. This Agreement recognizes the reduction
        -------------------------------
of the principal amount of the Note and the payment of interest thereon to the extent of payments made by Original Borrower prior to the date of execution of this Agreement. The parties acknowledge and agree that, as of the date of this Agreement, the principal balance of the Note is $15,500,000.00 and interest on the Note is paid to August 10, 2006. Assuming Borrower acknowledges and agrees that the Loan, as evidenced and secured by the Loan Documents, is a valid and existing indebtedness payable by Assuming Borrower to Lender. The parties acknowledge that Lender is holding the following escrow and/or reserve balances:

Tax Escrow:               $21,719.45
Insurance Escrow:         $58,242.81
Replacement Reserve:      $49,022.62
Tenant Improvements and
   Leasing Commissions    $38,396.91
Deferred Maintenance:     $ 9,469.47

The parties acknowledge and agree that Lender shall continue to hold the escrow and reserve balances for the benefit of Assuming Borrower in accordance with the terms of the Loan Documents. Original Obligors covenant and agree that the Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such escrow and/or reserve balances. Original Obligors hereby release and forever discharge the Lender Parties from any obligations to Original Obligors relating to such escrow and/or reserve balances. Assuming Obligors acknowledge and agree that the funds listed above constitute all of the reserve and escrow funds currently held by Lender with respect to the Loan and authorize such funds to be transferred to an account controlled by Lender for the benefit of Lender and Assuming Borrower.

The parties further acknowledge and agree that Lender shall direct the Clearing Bank (as defined in the Cash Management Agreement) to continue to hold and manage the accounts established pursuant to the Cash Management Agreement for the benefit of Assuming Borrower in accordance with the terms thereof. Original Obligors covenant and agree that the Clearing Bank and Lender Parties have no further duty or obligation of any nature to Original Obligors relating to such accounts. Original Obligors hereby release and forever discharge the Clearing Bank and Lender Parties from any obligations to Original Obligors relating to such accounts.

     9. MODIFICATIONS OF THE LOAN DOCUMENTS. The Loan Documents are hereby
        ------------------------------------
modified as follows:

          (a) Section 34 of the Mortgage is hereby deleted in its entirety and the following substituted in its stead:

          Section 34. Notices. All notices, demands, requests or other written
                      --------
communications hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of the same in person to the intended addressee, or by depositing the same with a reputable private courier service for next business day delivery, or by depositing the same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, in any event addressed to the intended addressee addressed as follows:

     If to Borrower:   ARGO Orchard Ridge, LC and
                       Foulger Land Orchard Ridge 2006, LLC
                       c/o Columbia Equity Trust, Inc.
                       1750 H Street, NW, Suite 500
                       Washington, DC 20006
                       Attn: Oliver T. Carr, III

     With a copy to:   Hunton & Williams LLP
                       1900 K Street, NW, Suite 1200
                       Washington, DC 20006
                       Attn: John M. Ratino, Esq.

     If to Lender:     Wells Fargo Bank, Minnesota, N.A., as trustee for the
                       registered holders of LB-UBS Commercial Mortgage Trust
                       2004-C4, Commercial Services 2004-C4
                       c/o Wachovia Securities, Commercial Real Estate Services,
                       8739 Research Drive-URP4, Charlotte, NC 28288-1075
                       (28262-1075 for overnight deliveries)
                       Attn: Portfolio Manager

     With a copy to:   Greenberg Traurig LLP
                       1750 Tysons Boulevard, Suite 1200 McLean,
                       Virginia 22102
                       Attn: Marvin W. Ehrlich, Esq.

All notices, demands and requests shall be effective (i) upon delivery, if delivered in person, (ii) one (1) business day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three
(3) business days after having been deposited in the United States mail as provided above. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least fifteen (15) days' prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America."

          (b) Section 13 of the Mortgage is hereby modified by deleting all references to "Foulger" and replacing them with references to "FOULGER LAND".

          (c) (i) Notwithstanding anything in the Loan Documents to the contrary, no consent of the Lender shall be required in connection with the transfer or issuance of any securities or any direct or indirect interests in any direct or indirect owner of Assuming Borrower that is publicly traded on a national exchange in the ordinary course of business (including, without limitation, Columbia Equity Trust, Inc (the "REIT")) provided that, (y) more
                                             ----
than 50% of the direct or indirect interests in Assuming Borrower continue to be held by Columbia Equity, LP (the "OP"), and (z) the Board of Trustees, Board of Managers or Board of Directors, as the case may be, of the REIT immediately prior to the Transfer shall continue to represent a majority of the surviving entity's Board of Directors, Board of Managers or Board of Trustees, as the case may be, after such Transfer and continue to control the direction (either directly or indirectly) of the management and policies of the REIT.

          (ii) Notwithstanding anything in the Loan Documents to the contrary, no consent of the Lender shall be required in connection with the transfer or issuance of any securities or direct or indirect interests in the OP so long as, after such event, the REIT shall continue to remain the sole general partner or the sole managing general partner of the OP, regardless of the percentage of equity interest in the OP owned by REIT.

     (d) Section 6(c) of the Mortgage is hereby modified by inserting "or renewal of existing Leases" after "Leases" on line 9.

     (e) Sections 6(d), 6(e), 6(f), 6(g) and 6(h) are hereby deleted.

     (f) Sections 10(hh) of the Mortgage is hereby modified by deleting "dated December 1, 2000 as amended and assigned through the date hereof ("Management Agreement") between Trustor and FP-Argo Management II, LC, a Maryland limited liability company ("Manager") beginning on line 1 and inserting dated August 31, 2006 (the "Management Agreement") between Trustor and Columbia Equity Services, LLC, a Virginia limited liability company ("Manager") in its place.

     (g) Sections 11(a) (i) of the Note is hereby modified by deleting "the origination of the Loan" and inserting "the assumption of the Loan" and inserting at the end of the subsection "provided that Maker shall not be responsible under this subsection for events which arose or first occurred prior to the Assumption or under Section 14(h) of this Agreement."

     (h) Section 11(c) of the Note is hereby modified to add the following to the end thereof: "provided that no individual shareholder of the REIT holding less than a 10% interest shall be considered a Related Party."

     (i) Section 1(a) (i) of the Indemnity Agreement is hereby modified by deleting "the origination of the Loan" beginning on Line 4 and inserting "the assumption of the Loan" and inserting at the end of the subsection "provided that Assuming Indemnitor shall not be responsible under this subsection for events which arose or first occurred prior to the Assumption or under Section 14(h) of this Agreement."

     (j) Section 1(c) (F) of the Indemnity Agreement is hereby modified to add the following to the end thereof: "provided that no individual shareholder of the REIT holding less than a 10% interest shall be considered a Related Party."

     10. INTEREST ACCRUAL RATE AND MONTHLY INSTALLMENT PAYMENT AMOUNT TO REMAIN
         ----------------------------------------------------------------------
THE SAME. The interest rate and the monthly payments set forth in the Note shall
---------
remain unchanged. Prior to the occurrence of an Event of Default hereunder or under the Note, interest shall accrue on the principal balance outstanding from time to time at the Interest Rate (as defined in the Note) and principal and interest (which does not include such amounts as may be required to fund escrow obligations under the terms of the Loan Documents) shall continue to be paid in accordance with the provisions of the Note.

     11. CONDITIONS. This Agreement shall be of no force and effect until each
         -----------
of the following conditions has been met to the complete satisfaction of Lender:

          (a) Fees and Expenses. Original Borrower and/or Assuming Borrower
              ------------------
shall pay, or cause to be paid at closing: (i) all costs and expenses incident to the preparation, execution and recordation hereof and the consummation of the transaction contemplated hereby, including, but not limited to, recording fees, filing fees, surveyor fees, broker fees, transfer or mortgage taxes, rating agency confirmation fees, application fees, all third party fees, search fees, transfer fees, inspection fees, title insurance policy or endorsement premiums or other charges of the title company and escrow agent, and the fees and expenses of legal counsel to any Lender Party and any applicable rating agency and (ii) an assumption fee to Lender in the amount of $155,000.00 being one percent (1%) of the outstanding principal balance of the Note as of the date of the transfer and assumption contemplated by this Agreement, the next regularly scheduled monthly payment due under the Loan, and the other fees and expenses outlined in the beneficiary statement distributed to the parties by Lender.

          (b) Other Conditions. Satisfaction of all requirements under the Loan
              -----------------
Documents and the closing checklist for this transaction as determined by Lender and Lender's counsel in their sole discretion.

     12. DEFAULT.
         --------

          (a) Breach. Any breach of Assuming Obligors or Original Obligors of
              -------
any of the representations, warranties and covenants contained herein shall constitute a default under the Mortgage and each other Loan Document.

          (b) Failure to Comply. Any failure of Assuming Obligors or Original
              ------------------
Obligors to fulfill any one of the conditions set forth in this Agreement shall constitute a default under this Agreement and the Loan Documents.

     13. NO FURTHER CONSENTS. Assuming Obligors and Original Obligors
         --------------------
acknowledge and agree that Lender's consent herein contained is expressly limited to the sale, conveyance, assignment and transfer herein described, that such consent shall not waive or render unnecessary Lender's consent or approval of any subsequent sale, conveyance, assignment or transfer of the Property, and that Section 13 of the Mortgage shall continue in full force and effect, as modified herein.

     14. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSUMING
         ----------------------------------------------------------------
OBLIGORS. As a condition of this Agreement, Assuming Obligors represent and
---------
warrant to Lender as follows:

          (a) ARGO is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Maryland. ARGO has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.

               FOULGER LAND is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Maryland. FOULGER LAND has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.

          (b) Columbia Orchard Ridge SPE, Inc. is a corporation duly organized and validly existing in good standing under the laws of the State of Virginia and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of ARGO. Columbia Orchard Ridge SPE, Inc., is and shall remain, the Manager of ARGO and has full power and authority to enter into this Agreement as Manager on behalf of ARGO, and to execute this Agreement.

               101 Orchard Ridge SPE, Inc., is a corporation duly organized and validly existing in good standing under the laws of the State of Virginia and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of FOULGER LAND. 101 Orchard Ridge SPE, Inc., is and shall remain, the Manager of FOULGER LAND and has full power and authority to enter into this Agreement as Manager on behalf of FOULGER LAND and to execute this Agreement.

          (c) Assuming Indemnitor is a limited partnership duly organized and validly existing under the laws of the State of Virginia. Assuming Indemnitor has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents to which it is a party.

          (d) This Agreement and the Loan Documents constitute legal, valid and binding obligations of Assuming Obligors enforceable in accordance with their respective terms. Neither the entry into nor the assumption and performance of and compliance with this Agreement or any of the Loan Documents has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Assuming Obligors or any property of Assuming Obligors are bound or any statute, rule or regulation applicable to Assuming Obligors.

          (e) There is no action, proceeding or investigation pending or threatened which questions, directly or indirectly, the validity or enforceability of this Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto, or which might result in any material adverse change in the condition (financial or otherwise) or business of Assuming Obligors.

          (f) There has been no legislative action, regulatory change, revocation of license or right to do business, fire, explosion, flood, drought, windstorm, earthquake, accident, other casualty or act of God, labor trouble, riot, civil commotion, condemnation or other action or event which has had any material adverse effect, on the business or condition (financial or otherwise) of Assuming Obligors or any of their properties or assets, whether insured against or not, since Assuming Obligors submitted to Lender their request to assume the Loan.

          (g) The financial statements and other data and information supplied by Assuming Obligors in connection with Assuming Obligors' request to assume the Loan or otherwise supplied in contemplation of the assumption of the Loan by Assuming Obligors were in all material respects true and correct on the dates they were supplied, and since their dates no material adverse change in the financial condition of Assuming Obligors has occurred, and there is not any pending or threatened litigation or proceedings which might impair to a material extent the business or financial condition of Assuming Obligors.

          (h) Without limiting the generality of the assumption of the Loan Documents by Assuming Obligors, Assuming Obligors hereby specifically remake and reaffirm the representations, warranties and covenants set forth in the Loan Documents to which they are a party.

          (i) No representation or warranty of Assuming Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

          (j) Assuming Borrower hereby represents and warrants to Lender that Assuming Borrower will not permit the transfer of any interest in Assuming Borrower to any person or entity (or any beneficial owner of such entity) who is listed on the specifically Designated Nationals and Blocked Persons List maintained by the Office of Foreign Asset Control, Department of the Treasury pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or terrorist organizations maintained pursuant to any of the rules and regulations of Office of Foreign Asset Control, Department of the Treasury or pursuant to any other applicable Executive Orders (such lists are collectively referred to as the "OFAC Lists"). Assuming Borrower will not knowingly enter into a lease with any party who is listed on the OFAC Lists. Assuming Borrower shall immediately notify Lender if Assuming Borrower has knowledge that any member or beneficial owner of Assuming Borrower is listed on the OFAC Lists or (A) is indicted on or (B) arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower shall immediately notify Lender if Assuming Borrower knows that any tenant is listed on the OFAC Lists or (A) is convicted on, (B) pleads nolo contendere to, (C) is indicted on or (D) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering. Assuming Borrower further represents and warrants to Lender that Assuming Borrower is currently not on the OFAC List. None of the Assuming Borrower, any subsidiary of the Assuming Borrower or any affiliate of the Assuming Borrower or Assuming Indemnitor is (i) named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury's Office of Foreign Assets Control available at http://www.treas.gov/offices/eotffc/ofac/sdn/index.html, or (ii) (A) an agency
--------------------------------------------------------
of the government of a country, (B) an organization controlled by a country, or
(C) a person residing in a country that is subject to a sanctions program identified on the list maintained by the U.S. Department of the Treasury's Office of Foreign Assets Control and available at http://www.treas.gov/offices/eotffc/ofac/sanctions/index.html, or as otherwise
--------------------------------------------------------------
published from time to time, as such program may be applicable to such agency, organization or person.

     15. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF ORIGINAL
         ----------------------------------------------------------------
OBLIGORS. As a condition of this Agreement, Original Obligors represent and
---------
warrant to Lender as follows:

          (a) ARGO Orchard Ridge, LC, is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Maryland. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.

               Foulger Land Limited Partnership, is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Virginia. Assuming Borrower has full power and authority to enter into and carry out the terms of this Agreement and to assume and carry out the terms of the Loan Documents.

          (b) Argo Orchard Ridge Manager, Inc., is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland and is authorized to transact business as a foreign corporation in each jurisdiction in which such authorization is necessary for the operation of the business or properties of ARGO Orchard Ridge, LC. Argo Columbia Orchard Ridge SPE, Inc., is and shall remain, the Manager of ARGO Orchard Ridge, LC, and has full power and authority to enter into this Agreement as Manager on behalf of ARGO Orchard Ridge, LC, and to execute this Agreement.

               Sid Foulger and Mary Frances Flint Foulger are residents of the State of Maryland, and are and shall remain, the General Partners of Foulger Land Limited Partnership, and are legally competent to enter into and execute this Agreement as General Partners on behalf of Foulger Land Limited Partnership.

          (c) This Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith, constitute legal, valid and binding obligations of Original Obligors enforceable in accordance with their respective terms. Neither the entry into nor the performance of and compliance with this Agreement, the Sales Agreement and all other documents executed by Original Obligors in connection therewith has resulted or will result in any violation of, or a conflict with or a default under, any judgment, decree, order, mortgage, indenture, contract, agreement or lease by which Original Obligors or any property of Original Obligors are bound or any statute, rule or regulation applicable to Original Obligors.

          (d) Original Obligors have not received any written notices from any governmental entity claiming that either the Property or Original Obligors' use of the Property is not presently in compliance with any laws, ordinances, rules, and regulations bearing upon the use and operation of the Property, including, without limitation, any notice relating to zoning laws or building code regulations.

          (e) The certified rent roll provided to Lender of even date herewith, is a true, complete and accurate summary of all tenant leases ("TENANT LEASES" or individually, a "TENANT LEASE") affecting the Property as of the date of this Agreement. No rent has been prepaid under any Tenant Lease except rent for the current month. Each Tenant Lease has been duly executed and delivered by, and, to the knowledge of Original Obligors, is a binding obligation of, the respective tenant, and each Tenant Lease is in full force and effect. Each Tenant Lease represents the entire agreement between the Original Borrower and the respective tenant and no Tenant Lease has been terminated, renewed, amended, modified or otherwise changed without the prior written consent of Lender to the extent required by the Loan Documents. The tenant under each Tenant Lease has taken possession of and is in occupancy of the premises therein described and is open for business. Rent payments have commenced under each Tenant Lease, and all tenant improvements in such premises and other conditions to occupancy and/or rent commencement have been completed by Original Borrower or its predecessor in interest. All obligations of the landlord under the Tenant Leases have been performed, and no event has occurred and no condition exists that, with the giving of notice or lapse of time or both, would constitute a default by Original Borrower under any Tenant Lease. There are no offsets or defenses that any tenant has against the full enforcement of any Tenant Lease by the Original Borrower. Each Tenant Lease is fully and freely assignable by the Original Borrower without notice to or the consent of the tenant thereunder.

          (f) Original Borrower is the current owner of the Property. There are no pending or threatened suits, judgments, arbitration proceeding, administrative claims, executions or other legal or equitable actions or proceedings against Original Obligors or the Property, any pending or threatened condemnation or annexation proceedings affecting the Property, any agreements to convey any portion of the Property, or any rights thereto, that are not disclosed in this Agreement, including, without limitation, any pending or threatened administrative claim by any governmental agency.

          (g) Original Borrower has examined the ALTA, As-Built Survey (the "SURVEY") performed on the Property in connection with the closing of the Loan. As an inducement for Lender to consent to the Assumption without requiring an update to the Survey, Original Borrower represents to Lender that (i) there has been no improvement added at the Property, (ii) there has been no encroachment made upon the Property, and (iii) no structural alteration has been made to the Property from the date of the Survey to the date hereof without the Lender's prior written consent.

          (h) No representation or warranty of Original Obligors made in this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make such representations and warranties not misleading in light of the circumstances under which they are made.

     16. INCORPORATION OF RECITALS. Each of the Recitals set forth above in this
         --------------------------
Agreement are incorporated herein and made a part hereof.

     17. PROPERTY REMAINS AS SECURITY FOR LENDER. All of the Property shall
         ----------------------------------------
remain in all respects subject to the lien, charge or encumbrance of the Mortgage. Except as expressly set forth in this Agreement, nothing contained herein shall affect or be construed to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note or the Mortgage, nor shall anything contained herein affect or be construed to affect any other security for the Note held by Lender.

     18. NO WAIVER BY LENDER. Nothing contained herein shall be deemed a waiver
         --------------------
of any of Lender's rights or remedies under any of the Loan Documents, or under applicable law.

     19. REFERENCES. From and after the date hereof: (a) references in any of
         -----------
the Loan Documents to any of the other Loan Documents will be deemed to be references to such other Loan Documents as modified by this Agreement; (b) references in the Loan Documents to

"Borrower" or "Trustor" shall hereafter be deemed to refer to Assuming Borrower;
(c) references in the Loan Documents to the "Guarantor", "Indemnitor" or "Principal" shall hereafter be deemed to refer to Assuming Indemnitor; and (d) all references to the term "Loan Documents" or "Security Documents" in the Mortgage and Assignment shall hereinafter refer to the Loan Documents as defined herein, this Agreement, and all documents executed in connection with this Agreement.

     20. RELATIONSHIP WITH LOAN DOCUMENTS. To the extent that this Agreement is
         ---------------------------------
inconsistent with the Loan Documents, this Agreement will control and the Loan Documents will be deemed amended by this Agreement. Except as explicitly amended hereby, the Loan Documents shall remain unchanged and in full force and effect.

     21. TITLES AND CAPTIONS. Titles and captions of sections and subsections of
         --------------------
this Agreement have been inserted for convenience only, and neither limit nor amplify the provisions of this Agreement.

     22. PARTIAL INVALIDITY. Any provision of this Agreement or the Loan
         -------------------
Documents held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective only to the extent of such illegality, invalidity or unenforceability, without invalidating the remainder of such provision or the remaining provision hereof or thereof or affecting the legality, validity or enforceability of such provision in any other jurisdiction.

     23. ENTIRE AGREEMENT. This Agreement and the documents contemplated to be
         -----------------
executed herewith constitute the entire agreement among the parties hereto with respect to the assumption of the Loan. The Agreement supersedes all prior negotiations regarding the transfer of the Property and the Assumption. This Agreement and the Loan Documents may only be amended, revised, waived, discharged, released or terminated by a written instrument executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination of this Agreement which is not in writing and signed by the parties shall not be effective as to any party.

     24. BINDING EFFECT. This Agreement and the documents contemplated to be
         ---------------
executed in connection herewith shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the foregoing provision shall not be a consent by Lender to any further sale, conveyance, assignment or transfer of the Property by Assuming Borrower.

     25. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple
         ----------------------
counterparts, each of which when so executed shall be deemed an original and shall be binding upon all parties and all of which, taken together, shall constitute one and the same Agreement.

     26. GOVERNING LAW. This Agreement shall be governed by and construed in
         --------------
accordance with the laws of the State where the Property is located.

     27. EFFECTIVE DATE. This Agreement shall be effective as of the date of its
         ---------------
execution by the parties hereto and upon such date this Agreement shall be incorporated into the terms of the Loan Documents.

     28. TIME OF ESSENCE. Time is of the essence with respect to all provisions
         ----------------
of this Agreement.

     29. CUMULATIVE REMEDIES. All remedies contained in this Agreement are
         --------------------
cumulative and Lender shall also have all other remedies provided at law and in equity contained in the Mortgage and other Loan Documents. Such remedies may be pursued separately, successively or concurrently at the sole discretion of Lender and may be exercised in any order and as often as occasion therefor shall arise.

     30. CONSTRUCTION. Each party hereto acknowledges that it has participated
         -------------
in the negotiation of this Agreement and that no provision shall be construed against or interpreted to the disadvantage of any party. Assuming Obligors and Original Obligors have had sufficient time to review this Agreement, have been represented by legal counsel at all times, have entered into this Agreement voluntarily and without fraud, duress, undue influence or coercion of any kind. Lender has not made a representation or warranty to any party except as set forth in this Agreement.

     31. WAIVER OF JURY TRIAL. ORIGINAL OBLIGORS, ASSUMING OBLIGORS AND LENDER,
         ---------------------
TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THE LOAN DOCUMENTS OR THIS AGREEMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date first aforesaid.

     ASSUMING
     --------
     BORROWER:                          ARGO ORCHARD RIDGE, LC,
     ---------                          a Maryland limited liability company

                                        By: Columbia Orchard Ridge SPE, Inc.,
                                            a Virginia corporation, its Manager


                                        By: /s/ Oliver T. Carr, III
                                            ------------------------------------
                                            Oliver T. Carr, III
                                            President


                                        FOULGER LAND ORCHARD RIDGE 2006, LLC,
                                        a Maryland limited liability company

                                        By: 101 Orchard Ridge SPE, Inc.,
                                            a Virginia corporation, its Manager


                                        By: /s/ Oliver T. Carr, III
                                            ------------------------------------
                                            Oliver T. Carr, III
                                            President

ASSUMING INDEMNITOR:                    COLUMBIA EQUITY, LP,
--------------------                    a Virginia limited partnership

                                        By: Columbia Equity Trust, Inc.,
                                            a Maryland corporation,
                                            its General Partner


                                        By: /s/ Oliver T. Carr, III
                                            ------------------------------------
                                            Oliver T. Carr, III
                                            Chief Executive Officer

ORIGINAL BORROWER:
------------------

                                        ARGO ORCHARD RIDGE, LC,
                                        a Maryland limited liability company

                                        By: Argo Orchard Ridge Manager, Inc.,
                                            a Maryland corporation, its Manager


                                        By: /s/ John Austin
                                            ------------------------------------
                                        Name: John Austin
                                              ----------------------------------
                                        Title: Member
                                               ---------------------------------


                                        FOULGER LAND LIMITED PARTNERSHIP,
                                        a Virginia limited partnership


                                        By: /s/ Bryant F. Foulger
                                            ------------------------------------
                                        Name: Bryant F. Foulger
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

ORIGINAL INDEMNITOR:                    /s/ Bryant Foulger
--------------------                    ----------------------------------------
                                        BRYANT FOULGER


                                        /s/ Clayton Foulger
                                        ----------------------------------------
                                        CLAYTON FOULGER


                                        /s/ John Austin
                                        ----------------------------------------
                                        JOHN AUSTIN


                                        /s/ Richard L. Perlmutter
                                        ----------------------------------------
                                        RICHARD L. PERLMUTTER


                                        /s/ Brent Pratt
                                        ----------------------------------------
                                        BRENT PRATT

LENDER:                                 Wells Fargo Bank, N.A., as trustee for
-------                                 the registered holders of LB-UBS
                                        Commercial Mortgage Trust 2004-C4,
                                        Commercial Pass-Through Certificates,
                                        Series 2004-C4

                                        By: WACHOVIA BANK, NATIONAL ASSOCIATION,
                                            solely in its capacity as Servicer,
                                            as authorized under that certain
                                            Pooling and Servicing Agreement
                                            dated as of May 11, 2004


                                        By: /s/ Matthew Liebler
                                            ------------------------------------
                                        Name: Matthew Liebler
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

STATE OF NORTH CAROLINA   )
COUNTY OF MECKLENBURG     )

On this 5th day of September 2006, personally appeared before me of WACHOVIA BANK, NATIONAL ASSOCIATION, acting in its authorized capacity as Servicer for and on behalf of Wells Fargo Bank, N.A., as trustee for the registered holders of LB-UBS Commercial Mortgage Trust 2004-C4, Commercial Services 2004-C4, signer and sealer of the foregoing instrument and acknowledged the same to be his/her free act and deed and the free act and deed of said entities, before me. He/she is personally known to me or has produced a driver's license as identification.


                                        /s/ Janet Garner
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: 3-27-2010

                                        (Notary Seal)

                                    EXHIBIT A
                                    ---------

                    [TITLE COMPANY TO ATTACH EXHIBIT A LEGAL
                          DESCRIPTION OF THE PROPERTY]